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                     NAME                       STATE
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IPLP Acquisition I, L.L.C.                        DE
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Reedy River Properties, L.L.C.                    DE
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Madison River Properties, L.L.C.                  DE
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Broad River Properties, L.L.C.                    DE
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Raintree GP, LLC                                  SC
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Insignia Properties, L.P.                         DE
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IAP GP Corporation                                DE
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MAE Delta, Inc.                                   DE
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MAE Ventures, Inc.                                DE
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Angeles Securitization Corporation                CA
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Angeles Investment Properties, Inc.               CA
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Angeles Properties, Inc.                          CA
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Angeles Realty Corporation                        CA
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Angeles Realty Corporation II                     CA
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Angeles Acceptance Directives, Inc.               CA
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Angeles Acceptance Pool, L.P.                     CA
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IH Inc.                                           DE
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Davidson Properties, Inc.                         TN
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Davidson Diversified Properties, Inc.             TN
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HCW General Partner, Ltd.                         TX
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ISLP, Limited Partnership                         DE
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MAERIL, Inc.                                      DE
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MAE Investments, Inc.                             DE
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Diversified Equities, L.P.                        TN
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Residual Equities, L.P.                           DE
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Freeman Equities, L.P.                            TN
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Insignia Jacques Miller, L.P.                     DE
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MAE California, Inc.                              CA
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Calmark / Fort Collins, Inc.                      CA
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Heritage Park / MRA, Inc.                         CA
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Heritage Park Investors, Inc.                     CA
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Sturbrook Investors, Inc.                         CA
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MAE-JMA, Inc.                                     DE
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JMA Equities, L.P.                                DE
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Jacques-Miller Associates                         TN
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CRPTEX, Inc.                                      TX
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United Investors Real Estate, Inc.                DE
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Tennessee Trust Company                           TN
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Tenntruco, Inc.                                   NC
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API/AREC Partners, Ltd. (API)                     CA
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Davidson Growth Plus GP Corporation               DE
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ConCap Equities, Inc.                             DE
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ConCap Holdings, Inc.                             TX
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Shelter Realty Corporation                        SC
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Shelter Realty II Corporation                     SC
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Shelter Realty III Corporation                    SC
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
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                     NAME                       STATE
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Shelter Realty IV Corporation                     SC
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Shelter Realty V Corporation                      SC
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Shelter Realty VI Corporation                     SC
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Shelter Realty VII Corporation                    SC
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U.S. Realty I Corporation                         SC
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Fox Capital Management Corporation                CA
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NPI Equity Investments, Inc.                      FL
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NPI Equity Investments II, Inc.                   FL
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Summerwalk G.P., Inc.                             SC
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CCP IV Briar Bay G.P., Inc.                       SC
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CPF 16 Landings G.P, Inc.                         SC
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CCP III Village Green G.P., Inc.                  SC
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IPT I, LLC                                        DE
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Plainview G.P., Inc.                              DE
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G. P. Services III, Inc.                          DE
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G. P. Services IV, Inc.                           SC
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G. P. Services VI, Inc.                           SC
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G. P. Services IX, Inc.                           SC
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G. P. Services XI, Inc.                           SC
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G. P. Services XIII, Inc.                         SC
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G. P. Services XV, Inc.                           SC
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G. P. Services XVI, Inc.                          SC
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G. P. Services XVII, Inc.                         SC
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G. P. Services XVIII, Inc.                        SC
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G. P. Services XIX, Inc.                          SC
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Carriage APX, Inc.                                MI
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Vista APX, Inc.                                   TX
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Lakewood AOPL, Inc.                               TX
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Granada AIPL 6, Inc.                              TX
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Deforest Ventures II, L.P.                        DE
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Angeles Income Properties, Ltd. II                CA
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Angeles Income Properties, Ltd. III               CA
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Angeles Income Properties, Ltd. IV                CA
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Angeles Income Properties, Ltd. V                 CA
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Angeles Income Properties, Ltd. 6                 CA
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Angeles Opportunity Properties, Ltd.              CA
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Angeles Park Communities, Ltd.                    CA
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Angeles Partners VII                              CA
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Angeles Partners VIII                             CA
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Angeles Partners IX                               CA
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Angeles Partners X                                CA
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Angeles Partners XI                               CA
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Angeles Partners XII                              CA
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Angeles Partners XIV                              CA
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Angeles Partners XV                               CA
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Angeles Partners 16                               CA
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Baywood Partners, Ltd.                            AL
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
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                     NAME                       STATE
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Cedar Creek Partners, Ltd.                        AL
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Colony Cove Partners, Ltd.                        CA
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Gulf Coast Partners, Ltd.                         AL
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Hospitality Partners II                           CA
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Hospitality Pensacola Partners, Ltd.              CA
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La Colina Partners, Ltd.                          CA
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Lake Avenue Partners, Ltd.                        CA
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Magnolia State Partners, Ltd.                     MS
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Meadows Partners, Ltd.                            MS
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Meadows Partners IV, Ltd.                         MS
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Mid-States Partners, Ltd.                         CA
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Montgomery Partners, Ltd.                         CA
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Northbrook Partners, Ltd.                         MS
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Calmark / Fort Collins, Ltd.                      CA
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Calmark Heritage Park, Limited Partnership        CA
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Calmark Heritage Park II, Limited Partnership     CA
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Sturbrook Investors, Ltd.                         CA
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McCombs Pension Investment Fund, Ltd.             CA
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McCombs Realty Partners, L.P.                     CA
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Davidson Diversified Real Estate I, L.P.          DE
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Davidson Diversified Real Estate II, L.P.         DE
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Davidson Diversified Real Estate III, L.P.        DE
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Davidson Growth Plus, L.P.                        DE
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Davidson Income Real Estate, L.P.                 DE
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Chapel Hill, Ltd.                                 DE
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Chelsea Place, Ltd.                               TN
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Eastgreen, Ltd.                                   TN
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Lafayette Square Associates                       TN
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Lakeside Village, Limited Partnership             TN
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Sharon Woods, L.P.                                TN
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Northgate Limited, L.P.                           DE
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Pinehurst, Ltd.                                   TN
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Queen's Court Joint Venture                       TN
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Riding Club, Ltd.                                 DE
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River Hill, Ltd.                                  TN
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Shaker Square, Ltd.                               DE
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Stonecreek, Limited                               TN
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Villa Nova, Ltd.                                  TN
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Walker Springs, Ltd.                              TN
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Wyckford Commons, L.P.                            DE
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Burgundy Court Associates, L.P.                   DE
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Catawba Club Associates, L.P.                     DE
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Columbus Associates, Ltd.                         TN
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Georgetown of Columbus Associates, L.P.           DE
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Highridge Associates, L.P.                        DE
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Lake Eden Associates, L.P.                        DE
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Lakewood Associates, L.P.                         DE
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Landmark Associates, Ltd.                         TN
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
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                     NAME                       STATE
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Quail Run Associates, L.P.                        DE
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Restaurant Properties 1978, Ltd.                  TN
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Snowden Village Associates, L.P.                  DE
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Sycamore Creek Associates, L.P.                   DE
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Thrippence Associates, Ltd.                       GA
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Thurber Manor Associates, L.P.                    DE
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Woodlawn Village Associates, L.P.                 DE
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Woodmere Associates, L.P.                         DE
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HCW Pension Real Estate Fund Limited              MA
Partnership
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Investors First-Staged Equity, L.P.               DE
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Investors First-Staged Equity, L.P. II            DE
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VMS National Residential Properties Joint         IL
Venture
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Kendall Townhome Investors, Ltd.                  FL
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Woodhaven Associates                              VA
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Yorktown Towers Associates                        IL
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United Investors Growth Properties                MO
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United Investors Growth Properties II             MO
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United Investors Income Properties                MO
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United Investors Income Properties II             MO
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Cedar Tree Investors, Limited Partnership         KS
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Wingfield Club Investors, Limited Partnership     KS
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Consolidated Capital Growth Fund                  CA
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Consolidated Capital Institutional Properties     CA
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Consolidated Capital Equity Partners, L.P.        CA
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Consolidated Capital Institutional Properties/2   CA
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Consolidated Capital Equity Partners/Two, L.P.    CA
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Consolidated Capital Institutional Properties/3   CA
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Consolidated Capital Properties III               CA
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Consolidated Capital Properties IV                CA
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Consolidated Capital Properties V                 CA
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Consolidated Capital Properties VI                CA
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Johnstown Consolidated Income Partners            CA
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Multi-Benefit Realty Fund 87-1 (Class A)          CA
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Multi-Benefit Realty Fund 87-1 (Class B)          CA
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Shelter Properties I, Limited Partnership         SC
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Shelter Properties II, Limited Partnership        SC
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Shelter Properties III, Limited Partnership       SC
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Shelter Properties IV, Limited Partnership        SC
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Shelter Properties V, Limited Partnership         SC
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Shelter Properties VI, Limited Partnership        SC
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Shelter Properties VII, Limited Partnership       SC
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U.S. Realty Partners, Limited Partnership         SC
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Century Properties Fund XIV                       CA
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Century Properties Fund XV                        CA
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Century Properties Fund XVI                       CA
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Century Properties Fund XVII                      CA
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
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                     NAME                       STATE
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Century Pension Income Fund XVIII                 CA
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Century Properties Fund XIX                       CA
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Century Properties Fund XX                        CA
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Century Properties Growth Fund XXII               CA
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Century Pension Income Fund XXIII                 CA
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Century Pension Income Fund XXIV                  CA
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Fox Strategic Housing Income Partners             CA
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National Property Investors III                   CA
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National Property Investors 4                     CA
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National Property Investors 5                     CA
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National Property Investors 6                     CA
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National Property Investors 7                     CA
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National Property Investors 8                     CA
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Raintree Pensacola, L.P.                          SC
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Buccanner Trace, Limited Partnership              SC
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